Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

SEPTEMBER 2024 MONTHLY DIVIDEND AND

 AUGUST 31, 2024 RMBS PORTFOLIO CHARACTERISTICS

●	September 2024 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of August 31, 2024
●	Next Dividend Announcement Expected October 16, 2024

Vero Beach, Fla., September 9, 2024 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of September 2024. The dividend of $0.12 per share will be paid October 30, 2024 to holders of record of the Company’s common stock on September 30, 2024, with an ex-dividend date of September 30, 2024. The Company plans on announcing its next common stock dividend on October 16, 2024.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 9, 2024, the Company had 73,997,050 shares of common stock outstanding. As of August 31, 2024, the Company had 73,947,050 shares of common stock outstanding. As of June 30, 2024, the Company had 64,824,374 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2024 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Jun -24 -
									Aug-24	Aug-24
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Sep)	in Sep)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 5.0 TBA	$50,000	$50,371	0.94%	100.74	5.00%	5.80%	14	158	n/a	n/a	$567	$(660)
15yr 6.0	64,324	66,483	1.24%	103.36	6.00%	6.83%	9	167	n/a	n/a	619	(715)
15yr Total	114,324	116,854	2.18%	102.21	5.56%	6.38%	11	163	n/a	n/a	1,186	(1,375)
30yr 3.0	1,324,371	1,190,283	22.24%	89.88	3.00%	3.46%	41	313	7.1%	6.6%	36,235	(36,948)
30yr 3.5	181,918	170,266	3.18%	93.60	3.50%	4.04%	54	294	8.7%	9.5%	4,633	(4,710)
30yr 4.0	538,115	512,716	9.58%	95.28	4.00%	4.78%	31	325	5.3%	5.9%	11,870	(12,790)
30yr 4.5	314,643	307,763	5.75%	97.81	4.50%	5.44%	26	331	7.3%	10.4%	5,571	(6,283)
30yr 5.0	522,185	520,141	9.72%	99.61	5.00%	5.93%	24	331	8.7%	9.9%	8,560	(10,002)
30yr 5.5	260,884	265,358	4.96%	101.72	5.50%	6.43%	17	340	6.5%	5.6%	3,777	(4,673)
30yr 6.0	1,036,826	1,064,828	19.90%	102.70	6.00%	6.98%	9	347	8.5%	8.0%	11,040	(14,436)
30yr 6.5	785,181	813,423	15.20%	103.60	6.50%	7.43%	8	349	11.3%	10.4%	5,954	(7,777)
30yr 7.0	358,307	374,435	7.00%	104.50	7.00%	7.95%	10	344	31.4%	19.7%	2,444	(3,024)
30yr Total	5,322,430	5,219,213	97.52%	98.06	4.90%	5.69%	23	332	9.7%	8.8%	90,084	(100,643)
Total Pass Through RMBS	5,436,754	5,336,067	99.70%	98.15	4.91%	5.71%	23	328	9.7%	8.8%	91,270	(102,018)
Structured RMBS
IO 20yr 4.0	7,576	688	0.01%	9.08	4.00%	4.57%	152	82	11.7%	11.5%	3	(4)
IO 30yr 3.0	2,702	325	0.01%	12.03	3.00%	3.64%	115	235	1.5%	1.1%	(1)	-
IO 30yr 4.0	74,480	13,544	0.25%	18.19	4.00%	4.60%	120	231	7.0%	7.5%	(388)	275
IO 30yr 4.5	3,250	605	0.01%	18.62	4.50%	4.99%	170	177	7.1%	6.0%	(9)	5
IO 30yr 5.0	1,755	358	0.01%	20.38	5.00%	5.37%	170	178	10.3%	15.4%	(9)	6
IO Total	89,763	15,520	0.29%	17.29	4.01%	4.60%	125	215	7.3%	7.7%	(403)	282
IIO 30yr 4.0	24,095	325	0.01%	1.35	0.00%	4.40%	83	265	10.6%	8.0%	105	(87)
Total Structured RMBS	113,858	15,845	0.30%	13.92	3.16%	4.55%	116	226	8.0%	7.8%	(298)	195

Total Mortgage Assets	$5,550,612	$5,351,912	100.00%		4.87%	5.68%	25	326	9.6%	8.7%	$90,972	$(101,823)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures(2)	$(455,900)	Oct-25	$(5,699)	$5,699
10-Year Treasury Future(3)	(30,000)	Dec-24	(981)	953
Swaps	(3,486,800)	Jun-30	(91,321)	88,080
TBA	(300,000)	Sep-24	(8,524)	8,875
Swaptions	(9,400)	Sep-24	-	-
Hedge Total	$(4,282,100)		$(106,525)	$103,607
Rate Shock Grand Total			$(15,553)	$1,784

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Amounts for SOFR futures contracts represents the average quarterly notional amount.
(3)	Ten-year Treasury futures contracts were valued at prices of $113.56 at August 31, 2024. The market value of the short position was $34.1 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of August 31, 2024
Fannie Mae	$3,536,652	66.7%
Freddie Mac	1,764,889	33.3%
Total Mortgage Assets	$5,301,541	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of August 31, 2024
Non-Whole Pool Assets	$135,189	2.5%
Whole Pool Assets	5,166,352	97.5%
Total Mortgage Assets	$5,301,541	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of August 31, 2024	Borrowings	Debt	Rate	in Days	Maturity
ABN AMRO Bank N.V.	$381,192	7.7%	5.37%	45	10/15/2024
Merrill Lynch, Pierce, Fenner & Smith	378,678	7.7%	5.42%	47	11/15/2024
ASL Capital Markets Inc.	345,938	7.0%	5.41%	49	11/15/2024
DV Securities, LLC Repo	274,167	5.5%	5.46%	18	9/27/2024
Mitsubishi UFJ Securities (USA), Inc	267,897	5.4%	5.43%	40	10/28/2024
J.P. Morgan Securities LLC	255,942	5.2%	5.49%	9	9/25/2024
Banco Santander SA	249,044	5.0%	5.33%	79	11/18/2024
Citigroup Global Markets Inc	247,802	5.0%	5.44%	26	9/26/2024
Wells Fargo Bank, N.A.	242,414	4.9%	5.48%	13	9/13/2024
Cantor Fitzgerald & Co	241,698	4.9%	5.49%	12	9/12/2024
Marex Capital Markets Inc.	223,955	4.5%	5.49%	19	9/19/2024
Goldman, Sachs & Co	208,828	4.2%	5.50%	16	9/16/2024
Bank of Montreal	207,521	4.2%	5.50%	16	9/16/2024
ING Financial Markets LLC	197,936	4.0%	5.50%	19	9/19/2024
Daiwa Securities America Inc.	197,391	4.0%	5.48%	23	9/23/2024
Clear Street LLC	193,286	3.9%	5.49%	17	9/20/2024
Mirae Asset Securities (USA) Inc.	190,665	3.9%	5.47%	17	9/18/2024
StoneX Financial Inc.	158,481	3.2%	5.48%	19	9/19/2024
The Bank of Nova Scotia	150,360	3.0%	5.50%	17	9/17/2024
South Street Securities, LLC	148,337	3.0%	5.48%	19	9/24/2024
RBC Capital Markets, LLC	143,316	2.9%	5.51%	16	9/16/2024
Lucid Prime Fund, LLC	23,749	0.5%	5.50%	12	9/12/2024
Lucid Cash Fund USG LLC	17,261	0.3%	5.50%	12	9/12/2024
Total Borrowings	$4,945,858	100.0%	5.45%	28	11/18/2024

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400